Acquisitions (Schedule of Acquisition Consideration) (Details) In Thousands, except Share data, unless otherwise specified		0 Months Ended
	Feb. 28, 2014 CAD	Feb. 28, 2014 Paladin Labs Inc. USD ($)	Feb. 28, 2014 Paladin Labs Inc. CAD
Business Acquisition, Equity Interests Issued or Issuable [Line Items]
Number of Paladin shares paid in cash		20,765,000	20,765,000
Exchange ratio (in shares)		1.6331	1.6331
Number of ordinary shares of Endo International—as exchanged		33,912,000	33,912,000
Endo common stock price (in dollars per share)		$ 80.00
Fair value of ordinary shares of Endo International issued to Paladin Shareholders		$ 2,712,956
Per share cash consideration for Paladin shares (usd per share)		$ 1.09	1.16
Cash distribution to Paladin shareholders		22,647
Fair value of the vested portion of Paladin stock options outstanding		131,323
Total acquisition consideration		$ 2,866,926
Exchange rate (cad per usd)	0.9402
Number of vested Paladin stock options outstanding		1,300,000	1,300,000